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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                           -----------------------
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Secion 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)   February 21, 1995

                          FORD MOTOR CREDIT COMPANY
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            (Exact name of registrant as specified in its charter)


INCORPORATED IN DELAWARE              1-6368                  38-1612444
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(State of other juris-       (Commission File Number)       (IRS Employer
diction of incorporation)                                 Identification No.)


 THE AMERICAN ROAD, DEARBORN, MICHIGAN                         48121
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code           313-322-3000
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Item 5.  Other Events.

The Federal Trade Commission and the Department of Justice have advised Ford Motor Company ("Ford") that they are investigating the retail vehicle financing credit practices of Ford and Ford Motor Credit Company for compliance with the Equal Credit Opportunity Act and Regulation B.


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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                                FORD MOTOR CREDIT COMPANY
                                                      (Registrant)


Date: February 21, 1995                         By:      /s/ R. P. Conrad
                                                   ----------------------------
                                                   R. P. Conrad
                                                   Assistant Secretary